UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 21, 2012

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-53894 (Commission File Number)	27-0455607 (I.R.S. Employer Identification No.)

3801 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

(702) 739-3530
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On November 21, 2012, Tropicana Las Vegas Hotel and Casino, Inc., a Delaware corporation (the “Company”), completed a $40 million rights offering (the “Rights Offering”) pursuant to which the Company issued and sold 400,000 shares of its Class A Series 4 Convertible Participating Preferred Stock (the “Series 4 Preferred”), to certain of its stockholders who elected to participate in the Rights Offering.  As part of the Rights Offering, the Company issued an additional 80,000 shares of its Class A Common Stock (the “Class A Common”) to purchasers in the offering who provided a “backstop” to the Rights Offering (i.e., purchased the shares of Series 4 Preferred that were unsubscribed for by the other stockholders to ensure that the Company could raise a full $40 million from the Rights Offering).

In connection with the Rights Offering, the Company issued three thousand five hundred (3,500) shares of Series 4 Preferred as a fee to Wells Fargo Principal Investments, LLC (“Wells Fargo”) for consideration in the completion of the Third Amendment to the Loan Agreement, as provided by the terms of the letter agreement between the Company and Wells Fargo, dated July 2, 2012.

 In accordance with the Certificates of Designations for the Company’s Class A Convertible Participating Preferred Stock (the “Series 1 Preferred”), Class A Series 2 Convertible Participating Preferred Stock (the “Series 2 Preferred”) and  Class A Series 3 Convertible Participating Preferred Stock (the “Series 3 Preferred”), together the (“Existing Preferred”) the holders of two-thirds of the outstanding shares of Existing Preferred waived the anti-dilution rights of the Series 1 Preferred, the Series 2 Preferred and the Series 3 Preferred, respectively, with respect to the issuance of the 403,500 shares of Series 4 Preferred and 80,000 shares of Class A Common issued in the Rights Offering.

The shares of Series 4 Preferred and Class A Common offered, sold and issued by the Company pursuant to the Rights Offering were offered, sold and issued in a private placement exempt from Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and U.S. Securities and Exchange Commission (“Commission”) Rule 506 of Regulation D under the Securities Act.  The Rights Offering was conducted in accordance with the terms of the Company’s Stockholders’ Agreement, dated July 1, 2009, and participation in the Rights Offering was limited to the Company’s existing stockholders who are “accredited investors” within the meaning of Commission Rule 501 of Regulation D under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tropicana Las Vegas Hotel and Casino, Inc.

Date: November 26, 2012	By:	/s/ Joanne M. Beckett
Name: Joanne M. Beckett
Title: Vice President, General Counsel and Corporate Secretary